Exhibit 10.2

PROVINCE OF BRITISH COLUMBIA
Ministry of Energy and Mines, Energy and Minerals Division - Mineral Titles Branch

RECORD OF 4 POST CLAIM
MINERAL TENURE ACT, Section 27
Mining Division: _______________________	Tenure Number ______________________________
Gold Commissioner: ___________________	Date of Record_______________________________

APPLICATION TO RECORD A 4 POST CLAIM
I, G. Nicholson (21910 - 61st Avenue Langley, B.C. V2Y 2P2 604-532-9549) Client Number 119683	AGENT FOR	D. Deering, (304 - 1240 Saint Georges Avenue North Vancouver, BC V7L 3J1 604-990-1215) Client Number(s) 106394

hereby apply for record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 92J/12E, in the Vancouver Mining Division.

ACCESS Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

Helicopter north from Squamish to headwaters of Elaho River up to Elaho Glacier. LCP is on edge of icefield 2.5 km WSW of glacier lake at toe of glacier.

GPS Co-ordinates taken of posts: Yes ❒         No ☒         If yes, complete information chart on reverse.
I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or witness post) and impressed this information on the tag:

IDENTIFICATION POSTS NOT PLACED

were 1N, 2N, 3N, 4N, 5N, 5N1W, 5N2W, 5N3W, 5N4W, 4W4N, 4W3N, 4W2N, 4W1N, 4W, 3W, 2W, 1W because of glacier and cliffs

* If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is ______ degrees, at a distance of ______ metres.
Bearing from identification post to witness post ____ degrees, at a distance of ____ metres.

NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts.

LEGAL CORNER POST
TAG NO. 244228
CLAIM NAME	PAC 1
LOCATOR	G. Nicholson
FMC No.	119683
AGENT FOR	D. DEERING
FMC No.	106394
DATE COMMENCED	Nov 5/03
TIME	2:45 p.m.
DATE COMPLETED	Nov 5/03
TIME	2:55 p.m.
NUMBER OF CLAIM UNITS
N 5 S E W 4 406692

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification posts if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim, and this information is true and correct.

/s/ G.E. Nicholson
Signature of Locator

RECEIVED NOV 24 2003 Gold Commissioner's Office VANCOUVER, B.C. RECORDING STAMP

PROVINCE OF BRITISH COLUMBIA
Ministry of Energy and Mines, Energy and Minerals Division - Mineral Titles Branch

RECORD OF 4 POST CLAIM
MINERAL TENURE ACT, Section 27
Mining Division: _______________________	Tenure Number ______________________________
Gold Commissioner: ___________________	Date of Record_______________________________

APPLICATION TO RECORD A 4 POST CLAIM
I, G. Nicholson (21910 - 61st Avenue Langley, B.C. V2Y 2P2 604-532-9549) Client Number 119683	AGENT FOR	D. Deering, (304 - 1240 Saint Georges Avenue North Vancouver, BC V7L 3J1 604-990-1215) Client Number(s) 106394

hereby apply for record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 92J/12E, in the Vancouver Mining Division.

ACCESS Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

Helicopter north from Squamish to headwaters of Elaho River up to Elaho Glacier. LCP is on edge of icefield 2.5 km WSW of glacier lake at toe of glacier.

GPS Co-ordinates taken of posts: Yes ❒         No ☒         If yes, complete information chart on reverse.
I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or witness post) and impressed this information on the tag:

IDENTIFICATION POSTS NOT PLACED

were 1N, 2N, 3N, 4N, 5N, 5N1W, 5N2W, 5N3W, 5N4W, 4W4N, 4W3N, 4W2N, 4W1N, 4W, 3W, 2W, 1W because of glacier and cliffs

* If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is ______ degrees, at a distance of ______ metres.
Bearing from identification post to witness post ____ degrees, at a distance of ____ metres.

NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts.

LEGAL CORNER POST
TAG NO. 244229
CLAIM NAME	PAC 2
LOCATOR	G. Nicholson
FMC No.	119683
AGENT FOR	D. DEERING
FMC No.	106394
DATE COMMENCED	Nov 5/03
TIME	3:00 p.m.
DATE COMPLETED	Nov 5/03
TIME	3:15 p.m.
NUMBER OF CLAIM UNITS
N 5 S E W 4 406693

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification posts if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim, and this information is true and correct.

/s/ G.E. Nicholson
Signature of Locator

RECEIVED NOV 24 2003 Gold Commissioner's Office VANCOUVER, B.C. RECORDING STAMP